UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K (this “Report”) is filed for the purpose of incorporating the contents of this Report into the Registration Statement on Form S-3ASR (No. 333-194385) (the “Registration Statement”) and filing the attached Exhibit No. 12 as an exhibit to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report.

Exhibit	Description

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges for the nine-month periods ended September 30, 2016 and September 30, 2015 and each of the five fiscal years in the five-year period ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2016	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges for the nine-month periods ended September 30, 2016 and September 30, 2015 and each of the five fiscal years in the five-year period ended December 31, 2015.